INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A STATEMENT

                  Proxy  Statement  Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant ( )       Filed by a Party other than the Registrant (X)


Check the appropriate box:

(X)  Preliminary Proxy Statement            ( ) Confidential, for use of the
( )  Definitive Proxy Statement                 Commission only (as permitted by
( )  Soliciting Material Pursuant               Rule 14a-6(e)(2))
     to Rule 14a-11(c) or Rule 14a-12       ( ) Definitive Additional Materials

                        Florida Business BancGroup, Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                   Richard Pearlman, Igler & Dougherty, P.A.,
                   ------------------------------------------

           1501 Park Avenue East, Tallahassee, Florida (850) 878-2411
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

(X)  No fee required.               ( ) Fee computed on table below per Exchange
                                        Act Rules 14a-6(i)(1) and 0-11


(1)  Title  of each  class  of  securities  to which  transaction  applies:  NOT
     APPLICABLE

(2)  Aggregate number of securities to which transaction applies: NOT APPLICABLE

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) NOT APPLICABLE

(4)  Proposed maximum aggregate value of transaction: NOT APPLICABLE

(5)  Total fee paid:   NOT APPLICABLE

( ) Fee paid previously with preliminary materials
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

(1)  Amount Previously Paid: NOT APPLICABLE

(2)  Form, Schedule or Registration Statement No.: NOT APPLICABLE

(3)  Filing Party: NOT APPLICABLE

(4)  Date Filed: NOT APPLICABLE

                            ------------------------
                        FLORIDA BUSINESS BANCGROUP, INC.
                            ------------------------


                                 March 16, 2001


Dear Fellow Shareholders:

         It is our pleasure to invite you to attend Florida Business BancGroup Inc.'s 2001 Annual Meeting of Shareholders. This year's Annual Meeting will be held at the World Trade Center, Tampa Port Authority, 1101 Channelside Drive, Tampa, Florida 33602, on Tuesday, April 17, 2001, at 4:00 p.m., Eastern Time.

         The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of Florida Business BancGroup, Inc., as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to respond to your questions.

         YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card promptly and return it in the postage-paid envelope which has been provided. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

         On behalf of the Board of Directors and all the employees of Florida Business BancGroup, Inc., we look forward to seeing you at the Annual Meeting.

                                                   Sincerely,

                                                   /s/ A. Bronson Thayer
                                                   ---------------------
                                                       A. Bronson Thayer
                                                       Chairman of the Board

                            ------------------------
                        FLORIDA BUSINESS BANCGROUP, INC.
                            ------------------------


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2001


         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders of Florida Business BancGroup, Inc. ("Annual Meeting"), will be held at the World Trade Center, Tampa Port Authority, 1101 Channelside Drive, Tampa, Florida 33602, on April 17, 2001, at 4:00 p.m., Eastern Time to consider the following proposals:

  Proposal I    The  election  of  four Class I and one Class III members of the
                Board of Directors;

  Proposal II   The  adoption  of  the  Amended  and  Restated  Warrant Plan for
                Florida Business BancGroup, Inc.

  Proposal III  The  ratification of the appointment of Hacker, Johnson & Smith,
                P.A. as the independent auditors for Florida Business Bancgroup, Inc., and its wholly-owned subsidiary, for the fiscal year ending December 31, 2001;

  Proposal IV   The  adjournment  of  the  Annual  Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing Proposals; and


         To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 15, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at that time will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event there are insufficient votes to approve any Proposal at the Annual Meeting, the Annual Meeting may be adjourned pursuant to Proposal IV, to permit further solicitation of proxies by Florida Business Bancgroup, Inc.

                                             By Order of the Board of Directors,

                                             /s/ Marti J. Warren
                                             -----------------------------------
                                                 Marti J. Warren
                                                 Corporate Secretary


Tampa, Florida
March 16, 2001

                           ---------------------------
                        FLORIDA BUSINESS BANCGROUP, INC.
                           ---------------------------

                   2202 North West Shore Boulevard, Suite 150
                              Tampa, Florida 33607

                                  -------------
                                 PROXY STATEMENT
                                  -------------



                               GENERAL INFORMATION


Annual Meeting

--------------------------------------------------------------------------------
         DATE:        April 17, 2001
         TIME:        4:00 p.m. (Eastern Time)
         LOCATION:    World Trade Center, Tampa Port Authority
                      1101 Channelside Drive, Tampa, Florida 33602
--------------------------------------------------------------------------------

Solicitation and Voting of Proxies

         This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on March 15, 2001, in connection with the solicitation of proxies by the Board of Directors of Florida Business BancGroup, Inc. ("Florida BancGroup"), the parent holding company of Bay Cities Bank ("Bank"). Proxies obtained by the Board of Directors will be voted at Florida BancGroup's 2001 Annual Meeting of Shareholders ("Annual Meeting"). Please note that Florida BancGroup and the Bank are collectively referred to herein as the "Company." Florida BancGroup's Annual Report, which includes the financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 16, 2001.

         Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your preference in the spaces provided on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted:

      "FOR"  the  election  of four Class I and one Class III director nominees;

      "FOR" the adoption of the Amended and Restated Warrant Plan for Florida BancGroup;

      "FOR" the ratification of the appointment of Hacker, Johnson & Smith, P.A. as the independent auditors for the fiscal year ending December 31, 2001; and

      "FOR" the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any of the Proposals.

         The Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting. Unless you indicate otherwise, however, execution of the enclosed Proxy Card confers discretionary authority upon the designated proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

         It is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Revocation of Proxy

         Your presence at the Annual Meeting will not automatically revoke your proxy. You may revoke your proxy at any time prior to its exercise, however, by simply:

               delivering a written notice of revocation to Florida BancGroup; delivering a duly executed proxy bearing a later date to Florida BancGroup; or attending the Annual Meeting and voting in person.

Voting Procedures

         Our Bylaws do not provide for cumulative voting. Under the Florida Business Corporation Act ("Act"), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares he or she owns for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

         Pursuant to the terms of the Warrant Plan of Florida Business BancGroup dated May 12, 1999, the affirmative vote of at least 66% of Florida BancGroup's shares of common stock is required to adopt the Amended and Restated Warrant Plan of Florida Business BancGroup.

         Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

         If your shares are held in "street name," under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers' shares on certain "routine" matters, including the election of directors. When a brokerage firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customer's shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. We, therefore, encourage you to provide instructions to your brokerage firm as to how your proxy should be voted. This ensures your shares will be voted at the Annual Meeting.

         There is one non-routine matter being considered at the Annual Meeting:
Proposal II, the adoption of the Amended and Restated Warrant Plan for Florida Business BancGroup. If you do not complete your Proxy Card, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted.

         The close of business on March 15, 2001, has been fixed by the Board of Directors as the "record date" for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 1,320,700 shares of Florida BancGroup outstanding, held by approximately 265 shareholders.

Principal Stockholders

         The following table contains information regarding the only people known to us to be the beneficial owners of 5% or more of the outstanding shares of Florida BancGroup common stock as of the record date.

                                                    Amount of
                                                     Common             Percent
Name / Address                                        Stock (1)         of Class
----------------------------------                  -----------         --------

Monroe E. Berkman
3401 South Beach Drive
Tampa, Florida 33629                                 112,000               8.10%

John C. Bierley
100 North Tampa Street, Suite 2120
Tampa, Florida 33602                                  82,000(2)             5.85

Troy A. Brown
1013 Skokie
Tampa, Florida 33629                                  72,000                5.28

Gordon A. Cain
8 Greenway Plaza
Suite 702
Houston, Texas 77019                                 200,000               15.14

Frank G. Cisneros
4918 Lyford Cay Road
Tampa, Florida 33629                                 112,000(3)             8.10

Lawrence H. Dimmitt
25485 U.S. Highway 19 North
Clearwater, Florida 33763                             72,000                5.28

A. Bronson Thayer
P.O. Box 429
Thonotosassa, Florida 33529                          162,000(4)            10.93
--------------------------------------------------------------------------------
(footnotes on following page)

(Continuation of Table)
-------------------------

(1)    Includes shares for which the named person:
           has sole voting and investment power;
           has shared voting and investment power with a spouse;
           holds in an IRA or other retirement plan; or may acquire by exercising stock options or warrants.
(2)    Includes 20,000 shares and 20,000 warrants owned by Mr. Bierley's spouse.
(3)    Includes  4,600 shares and 4,600 warrants owned by Mr. Cisneros' spouse's
       IRA.
(4)    Includes 25,000 shares and 25,000 warrants owned by Mr. Thayer's spouse.


                           BOARD OF DIRECTORS MEETINGS

         During the year ended December 31, 2000, Florida BancGroup's Board of Directors held six meetings. All of Florida BancGroup's directors attended at least 75% of the total meetings of the Board of Directors and those Board committees on which that director served, except Eric M. Newman who attended six out of nine meetings and Jeff Huenink who attended one out of two meetings which they were eligible to attend.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         Florida BancGroup's Board has two standing committees, while the Bank has five standing committees. Their duties are described as follows:

         Executive Loan Committee (Bank only) -- The Executive Loan Committee is responsible for ensuring the soundness of the Bank's credit policy and adherence to lending policies and compliance with applicable laws, rules and regulations. To fulfill these responsibilities, the Executive Loan Committee reviews the adequacy of the Bank's credit policy on at least an annual basis, reviews all large loans and monitors the performance of the loan portfolio on an ongoing basis. Monroe E. Berkman, Troy A. Brown, Gregory W. Bryant, Chris Peifer and A. Bronson Thayer serve on the Executive Loan Committee.

         Asset/Liability and Investment Committee (Bank only) -- The Asset/Liability and Investment Committee is responsible for ensuring the soundness of the Bank's investment policy and asset/liability management policy, conformance to those policies and compliance with applicable laws, rules and regulations. To fulfill these responsibilities, the committee reviews the adequacy of the investment and asset/liability management policies on at least an annual basis. The committee also monitors performance of the investment portfolio, the Bank's liquidity position and its interest rate sensitivity position. The Asset/Liability and Investment Committee is composed of John C. Bierley, Anthony J. Borrell, Gregory W. Bryant, Chris Peifer, A. Bronson Thayer and Marti J. Warren (non-director member).

         Audit Committee (Florida BancGroup and the Bank)-- The Audit Committees are responsible for ensuring that an adequate audit program exists and that Company personnel are operating in conformance with all applicable laws, rules and regulations. The Bank's Audit Committee is responsible for the integrity of the internal loan review system. Monroe E. Berkman, John C. Bierley, Troy A. Brown, Margo V. Hunt and A. Bronson Thayer serve on the Bank's Audit Committee.

         Florida BancGroup's Audit Committee reviews the Company's auditing, accounting, financial reporting and internal control functions in accordance with its Charter adopted by the Board of Directors on July 27, 2000. A copy of the Charter is included in this Proxy Statement as Exhibit A. This committee recommends the Company's independent auditor and reviews its services. Florida BancGroup's Audit Committee is comprised of Johnny R. Adcock, John C. Bierley, John B. Caswell, Chairman Frank G. Cisneros, Robert A. Monroe and Eric M.
Newman, all of whom are nonemployee directors. In 2000, Florida BancGroup's Audit Committee held four meetings. As part of its duties, the Audit Committee reviewed and discussed with Florida BancGroup's management and independent auditors:

           the Company's audited financial statements for the fiscal year ended December 31, 2000;
           those matters required to be discussed by Statement on Auditing Standards 61; and the written disclosures and letter from the independent auditor regarding its independence as required by Independence Standards Board Standard No. 1.

Based upon those reviews and discussions, the Audit Committee recommended that the Company's audited financial statements be included in Florida BancGroup's Form 10-KSB for the fiscal year ended December 31, 2000.

         Compensation Committee (Florida BancGroup and the Bank) -- The Compensation Committees are responsible for ensuring that the Company's compensation policies are effectively meeting their objectives. Compensation is reviewed on an annual basis, or more frequently if necessary. The Bank's Compensation Committee is composed of Monroe E. Berkman, Anthony J. Borrell, Margo V. Hunt, Chris Peifer and A. Bronson Thayer. Florida BancGroup's Compensation Committee is comprised of Johnny R. Adcock, John C. Bierley, Chairman Lawrence H. Dimmitt III, Jeff Huenink, Eric M. Newman, Eiji Sadato and
A. Bronson Thayer. In 2000, Florida BancGroup's Compensation Committee held one meeting.


                       PROPOSAL I-- ELECTION OF DIRECTORS

         The Board of Directors is presently comprised of ten members. Florida BancGroup's Articles of Incorporation provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, four Class I directors and one Class III director are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

         Class I directors are being elected because that class' term has expired. One Class III director is being elected because on December 27, 2000, Timothy A. McGuire resigned as a Class III director, as President of Florida BancGroup and as President and Chief Executive Officer of the Bank. On January 25, 2001, the Board appointed Gregory W. Bryant to fill the vacancy on the Board created by Mr. McGuire's resignation. The shareholders are now being asked to elect Mr. Bryant to complete Mr. McGuire's term as a Class III director.

         The five nominees named herein have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

         The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

         Information relating to the business experience, age and beneficial ownership of Florida BancGroup's capital stock of each director nominee and continuing director is set forth below.

                                DIRECTOR NOMINEES
                                CLASS I DIRECTORS
                             TERMS TO EXPIRE IN 2004

         Johnny R. Adcock, age 56: Mr. Adcock has been President of Adcock Financial Group since 1990. Mr. Adcock received a degree in Business Administration from Auburn University in 1967 and became a member of the American Society of Charter Life Underwriters in 1972. Mr. Adcock formerly served as Chairman of the Board of Directors of the Northside Bank of Tampa and from 1987 to 1996, served on the Board of Directors of the Tampa Sports Authority.

         Jeff Huenink, age 44: Mr. Huenink was born in Chicago, Illinois and currently resides in Clearwater, Florida. A graduate of the University of South Florida, Mr. Huenink has been a consultant to MacGray, Boston, Massachusetts, since 1997 and serves as a director of TransWorld Electronics, a manufacturer of computer chips. From 1978 to 1997, Mr. Huenink served as President of Sun Services of America, Inc.

         Eiji Sadato, age 33: Mr. Sadato was born in Kobe, Japan and presently resides in Valrico, Florida. Mr. Sadato has been the President of Tampa Bay International Sports School, Inc. since 1988 and the Executive Vice President of Sun Green, Inc., a sports marketing and real estate development company since 1997.

         A. Bronson Thayer, age 61: Mr. Thayer has been Managing Director of the Investment Counsel Company since 1997. Prior to that, Mr. Thayer was Chairman and Chief Executive Officer of First Florida Banks, Inc. He has also served as Executive Vice President and Chief Financial Officer of Lykes Bros., Inc. and as Vice President of Dominick & Dominick, Inc. Mr. Thayer is a graduate of Harvard College and received his MBA from New York University. He currently serves as a director of Lykes Bros., Inc. Mr. Thayer has also served on the

Boards of the Jacksonville Branch of the Federal Reserve Bank of Atlanta, LTVCorp., American Ship Building and Enron Corporation. Mr. Thayer has been a resident of Hillsborough County, Florida since 1972.


                               CLASS III DIRECTOR
                             TERM TO EXPIRE IN 2003

         Gregory W. Bryant, age 37: Mr. Bryant has been the President of Florida BancGroup and the President and Chief Executive Officer of the Bank since January 2001. He first joined the Bank as its Executive Vice President and Senior Lender in October 1999. Immediately prior to that, he was an account executive with GE Capital. From 1988 to 1999, Mr. Bryant was with SouthTrust Bank, where he attained the position of Senior Vice President, Manager of Metro Banking. He received a Bachelors of Science from Jacksonville State University and graduated from the University of Colorado's Graduate School of Banking in 1998. Mr. Bryant is active in the Idlewild Baptist Church and other Tampa civic activities.


                              CONTINUING DIRECTORS
                               CLASS II DIRECTORS
                             TERMS EXPIRING IN 2002

         John C. Bierley, age 64: Mr. Bierley has been a partner in the firm of Smith, Clark, Delesie, Bierley, Mueller & Kadyk, specializing in international law, since 1997. Prior to that, Mr. Bierley was a partner in the firm of MacFarlaine, Ferguson & McMullen. He received his Bachelors of Arts and Juris Doctorate from the University of Florida. He is also been a director of Cayman National Bank, Ltd. a position he has held since 1973. Mr. Bierley was previously a director of Gulf Bay Bank of Florida from 1988 to 1992 and SouthTrust Bank of West Florida from 1992 to 1995.

         John B. Caswell, age 62: Mr. Caswell has been the owner and chairman of The Omnia Group, Tampa, Florida since 1985 and is a director of the Berkshire Life Insurance Company, Pittsfield, Massachusetts. Mr. Caswell formerly served on the Boards of the Southern Exchange Bank, Tampa, Florida and the Bay Bank Valley Trust Company, Springfield, Massachusetts. Mr. Caswell received a Bachelors of Arts from Brown University, Providence, Rhode Island and a Masters of Business Administration from Columbia University, New York, New York.

         Robert A. Monroe, age 64: Mr. Monroe has been the President of Leonine Workshop, Inc., a sales, marketing and diversity-issues consulting firm in Tampa, Florida since 1995. Prior to his affiliation with Leonine, Mr. Monroe spent 31 years with Joseph E. Seagram & Sons, Inc., where he held numerous sales and marketing positions, culminating in his serving as Executive Vice President, Diversity, reporting directly to the President and Chief Executive Officer. He received a Bachelors of Business Administration from Auburn University, Auburn, Alabama. Mr. Monroe is active in a wide variety of Tampa Bay civic and charitable activities, including the Tampa Bay Male Club and the Tampa Bay Performing Arts Center.

         Eric M. Newman, age 52: Mr. Newman is President of J.C. Newman Cigar Company and has been with that company for over 25 years. Mr. Newman actively serves in the community as the President of the Cigar Manufacturers Association of Tampa, Vice President of Congregation Schaarai Zedek, and as a member of the Boards of the Merchants Association of Florida and the Cigar Association of America. Mr. Newman was also selected as a Community Hero to carry the 1996 Olympic Torch. Mr. Newman received a Bachelor of Arts degree from the University of the South, and a Masters of Business Administration from Emory University. Mr. Newman also has business interests in the Luis Martinez Cigar Company and SERCO Company. Mr. Newman has been a resident of Hillsborough County, Florida since 1954.


                                CLASS I DIRECTORS
                             TERMS EXPIRING IN 2003

         Frank G. Cisneros, age 58: Mr. Cisneros is President and Chief Executive Officer of Marman USA, Inc. and has been with the company since 1953. He also currently serves as President of Westshore Holdings, Inc. Prior to that, Mr. Cisneros served as Chairman of the Board of Micro-Flo Co., Inc. Mr. Cisneros attended the University of Villanova, Havana, Cuba, and is a graduate of the University of Tampa. He was a former director of the Gulf Bay Bank of Tampa and SouthTrust Bank of West Florida and served as the director of the Society of International Business Fellows. He has also served on the Board of Governors of the Greater Tampa Chamber of Commerce as a Board member of the United Way of Tampa, the American Red Cross and the Jesuit High School Foundation. Mr. Cisneros currently serves as Trustee for the Academy of the Holy Names Foundation, Museum of Science and Industries (MOSI), the Henry B. Plant Museum, and was King XVII of the Krewe of the Knights of Saint Yago. Mr. Cisneros has been a resident of Hillsborough County, Florida since 1961.

         Lawrence H. Dimmitt, III, age 54: The Dimmitt family has been in the automobile dealership business in Clearwater, Florida for over 75 years. Mr. Dimmitt has been the owner and operator of Dimmitt Chevrolet for over 25 years. He received his undergraduate degree from the University of the South and attended graduate school at Emory University. Mr. Dimmitt serves on the Chevrolet National Dealer Council and has served as President of the Clearwater Auto Dealer's Association. He is a past director of the Bank of Clearwater and First Florida Bank of Clearwater. Mr. Dimmitt is a lifelong resident of Pinellas County, Florida.

                          BENEFICIAL STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table contains information regarding the current beneficial ownership of Florida BancGroup common stock of each director nominee, continuing director and non-director executive officer as of the record date. The number and percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire.

       -----------------------------------------------------------------------------------

                                                   Number                          % of
       Name                                       of Shares      Right to       Beneficial
       ------------                                Owned(4)      Acquire(5)      Ownership
                                                  ---------      ----------     ----------
       -----------------------------------------------------------------------------------
       Johnny R. Adcock (1)                        25,000         27,500          3.89%
       John C. Bierley (1)                         35,000(6)      47,000(6)       5.85
       Gregory W. Bryant (2)                          -           10,000          1.86
       John B. Caswell (1)                         25,000         30,000          4.07
       Frank G. Cisneros (1)                       50,000(7)      62,000(7)       8.10
       Lawrence H. Dimmitt (1)                     30,000         42,000          5.28
       Jeff Huenink (1)                            20,000         25,000          3.34
       Robert A. Monroe (1)                        25,000         30,000          4.07
       Eric C. Newman (1)                          25,000(8)      37,000(8)       4.57
       Eiji Sadato (1)                             30,000         32,500          4.62
       A. Bronson Thayer (2)                       75,000(9)      87,000(9)      10.93
       Marti J. Warren (3)                            -            8,000          0.60
                                                  ---------      ----------     ----------
       All Director Nominees and Executive
       Officers as a Group (12 persons)           340,000        438,000         44.24%
                                                  =========      ==========     ==========
       -----------------------------------------------------------------------------------

------------------------

(1)    Florida BancGroup director.
(2)    Florida BancGroup director and executive officer.
(3)    Florida BancGroup executive officer only.
(4)    Includes shares for which the named person:
          has sole voting and investment power;
          has shared voting and investment power with a spouse;
          holds in an IRA or other retirement plan; but
          does not include shares that may be acquired by exercising warrants or stock options.
(5)    Includes  shares  that  may  be  acquired by exercising warrants or stock options.
(6)    Includes 20,000 shares and 20,000 warrants owned by Mr. Bierley's spouse.
(7)    Includes 4,600  shares and 4,600 warrants owned by Mr. Cisneros' spouse's
       IRA.
(8) Is an officer and shareholder of the corporation that is the general partner of the limited partnership that owns 25,000 shares and 25,000 warrants.
(9)    Includes 25,000 shares and 25,000 warrants owned by Mr. Thayer's spouse.
--------------------------------------------------------------------------------
             The Board of Directors Recommends that the Shareholders
                 Vote "For" the Election of the Four Class I and
                        One Class III Director Nominees.
--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

         Compensation Philosophy -- The Board of Directors believes that there is a close relationship between the financial interests of our shareholders and of our officers and key employees. The Board further believes that compensation for officers and key employees should be structured in such a way that total compensation consists of a base salary, as well as short- and long-term incentive awards. To that end, we have created a compensation program which provides for base salaries that are believed to be competitive within the industry for persons with comparable responsibilities, combined with annual cash bonuses tied to reaching specific performance goals, as well as long-term stock options awards.

         Executive Base Salary -- Base salaries for executive officers are established primarily through the use of peer group salary evaluations. The Board of Directors utilizes published compensation studies with regard to compensation levels and practices of comparable commercial banks and financial institutions in order to formulate its recommendation regarding executive officer salaries. For the fiscal year ending December 31, 2001, the base salaries for Timothy A. McGuire and Gregory W. Bryant, the former and current Presidents of Florida BancGroup and Chief Executive Officers and Presidents of the Bank and Marti J. Warren, Chief Financial Officer of Florida BancGroup and the Bank were established using the Board's evaluation of salaries paid to executive officers with similar duties at comparable financial institutions. The Chief Executive Officer of Florida BancGroup, A. Bronson Thayer, has again agreed to forego any salary in 2001.

         Annual Cash Bonus Awards -- Cash bonuses awarded to executive officers, if any, are determined annually by the Board of Directors and are based primarily on the Company's financial results for that year. Objectives are established annually by the Board and cash bonus awards are determined in relationship to achievements relative to these objectives.

         Long-Term Compensation -- The Company's long-term compensation plan is presently structured around the 2000 Key Employee Stock Compensation Program.

         Benefits -- Officers of the Company are provided hospitalization, major medical, short- and long-term disability, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees.

         Employment Contracts -- The Company entered into an employment agreement with Timothy A. McGuire in September of 1998 ("Agreement"). Under the terms of the Agreement, Mr. McGuire served as a Director and President of Florida BancGroup and as Chief Executive Officer and President of the Bank at an initial annual base salary of $120,000. The Agreement which initially was for a term of one year, also contained a commitment to grant, at no cost to him, an option to purchase a minimum of 34,444 shares of Florida BancGroup stock at $10.00 per share. Such option was to vest at the rate of 20% per year over five years and was to expire 10 years from the grant date. Mr. McGuire resigned from his positions with the Company and terminated the Agreement on December 27, 2000, prior to the vesting of any stock options. Under the Agreement, Mr.
McGuire has agreed not to become employed with any business enterprise that competes or intends to compete, directly or indirectly, with any office of the Company located in Hillsborough County for a period of 12 months following the termination.

         Florida BancGroup does not currently have any employment agreements with any of its officers or employees.

                           SUMMARY COMPENSATION TABLE

The following Summary Compensation Table shows compensation information regarding A. Bronson Thayer, Chief Executive Officer of Florida BancGroup, Timothy A. McGuire, former President of Florida BancGroup and Chief Executive Officer and President of the Bank and Gregory W. Bryant, President of Florida BancGroup and Chief Executive Officer and President of the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

------------------------------------------------------------------------------------------------------------------
                                                                       ANNUAL                       LONG-TERM
                                                                    COMPENSATION                   COMPENSATION
                                                                                                      AWARDS
------------------------------------------------------------------------------------------------------------------
                                                                              Other               Securities
                 Name and                                                     Annual              Underlying
            Principal Position                Year    Salary (1)  Bonus (2)  Compensation(3)     Options/SARs(4)
            ------------------                ----    ----------  ---------  ---------------     ----------------
A. Bronson Thayer                             2000       None       None           None               12,000
Chief Executive Officer of Florida            1999       None       None           None                None
BancGroup
------------------------------------------------------------------------------------------------------------------
Timothy A. McGuire                            2000     $124,800    $28,000       $ 8,254            45,500(5)
President of Florida BancGroup and            1999      108,330      None         23,600              None
Chief Executive Officer and President of
the Bank (until 12/27/00)
------------------------------------------------------------------------------------------------------------------
Gregory W. Bryant                             2000      100,417     22,000         3,592              10,000
President of Florida BancGroup and Chief      1999       18,590      3,000          None              None
Executive Officer and President of the Bank
------------------------------------------------------------------------------------------------------------------

(1)   Total base salary paid during the calendar year.
(2)   Annual incentive award paid for results achieved during the calendar year.
(3)   Includes the estimated value of:

      Timothy A. McGuire                                2000         1999
      ------------------                               -----       ------
      Avila Golf & Country Club Membership           $ 4,432     $ 17,152
      Centre Club Membership                           1,407        1,348
      Automobile Allowance                             1,870        1,676
      COBRA Premiums                                     -          3,424
      Life Insurance
                                                         545          -
                                                       -----       ------
                        Total:                         8,254     $ 23,600
                                                       =====       ======

      Gregory A. Bryant                                 2000         1999
      -----------------                                -----       ------
      Centre Club Membership                         $ 1,692          -
      Automobile Allowance                             1,864          -
      Life Insurance                                      36          -
                                                       -----       ------
                                                     $ 3,592          -
                                                       =====       ======

(4)   Number of stock options and stock appreciation rights granted.
(5)   Terminated upon resignation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain directors, executive officers and principal shareholders (defined as individuals owning 5% or more of Florida BancGroup's common stock) of Florida BancGroup and its subsidiaries are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of the Company.

         The following table sets forth information as to all directors and executive officers of the Company, including members of their immediate families and affiliated entities, who had loans in the aggregate of $60,000 or more during the year ended December 31, 2000.

-------------------------------------------------------------------------------------------------------------------
                                                                   Highest
                                                 Maturity          Balance      Principal     Interest     Type
     Name and Related Party          Date of      Date of          During     Balance at     Rate as of     of
                                       Loan        Loan             2000       12/31/00       12/31/00     Loan
-------------------------------------------------------------------------------------------------------------------
Johnny R. Adcock                     4/24/00     On Demand       $ 500,000      $ 500,000   LIBOR + 1.0%    LOC
                                     4/24/00     On Demand          14,848         14,848     Prime         LOC


John C. Bierley                     12/16/99     On Demand         275,260        275,260     Prime         LOC


Frank G. Cisneros
     Juan C. Cisneros                1/28/00     On Demand          17,338         17,338   P + 1.0%        LOC
     Certified Public Records Mgmt.  4/27/00     On Demand         241,925        241,925     Prime         LOC
     Westshore Holdings              4/27/00     On Demand         200,000        200,000     Prime         LOC
     Amelia Group, LLC               9/29/00     On Demand          13,100         13,100     Prime         LOC



Eric M. Newman
      Nicholas Alsis                  4/5/00      3/29/05           19,486         17,342     9.0%           AL


Chris Peifer                        10/16/00     10/16/05        1,200,000      1,096,695     9.0%           CM
-------------------------------------------------------------------------------------------------------------------
Note: "AL" means automobile loan;"CM" means commercial mortgage loan; "LOC" means line of credit.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the best of Florida BancGroup's knowledge, during 2000, each of its directors, executive officers and beneficial owners of 10% of its common stock timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934.

                         PROPOSAL II -- APPROVAL OF THE
                        AMENDED AND RESTATED WARRANT PLAN

         The Board of Directors has adopted an Amended and Restated Warrant Plan of Florida Business BancGroup, Inc. ("Amended Plan") to replace the Warrant Plan of Florida Business BancGroup, Inc. dated May 12, 1999 ("Original Plan"). A copy of the Amended Plan is included in this Proxy Statement as Exhibit B. Pursuant to Section 14 of the Original Plan, the affirmative vote of at least 66% of Florida BancGroup's shareholders is required to approve the adoption of the Amended Plan.

         A warrant to purchase one additional share for $10.00 was issued to the purchaser of each share of common stock purchased in Florida BancGroup's initial public offering. The Original Plan contains the terms and conditions on which those warrants can be exercised, called and transferred. Two provisions of the Original Plan are changed in the Amended Plan.

         The first amendment provides for the expiration date of the warrants, as set in Section 1(d), to be extended from February 7, 2002, to February 7, 2004. On a warrant-holder-by-warrant-holder basis, this may have one of two effects on each warrant holder and on Florida BancGroup's capitalization.

         First, warrant holders who would not have exercised their warrants by February 7, 2002, will have an additional two years in which to reevaluate their investment decision. This may result in additional warrants being exercised, thereby increasing the capital of Florida BancGroup.

         The second possible effect concerns those warrant holder who would have exercised their warrants by February 7, 2002. If these warrant holders are given the opportunity to delay the exercise of their warrants for two years, they may also reevaluate their investment decision and decline to exercise or delay the exercise of their warrants. This may result in fewer warrants being exercised. With this result, Florida BancGroup will have a smaller capital influx than it would have had, had this Proposal not been approved and those warrant holders not changed their original investment decision.

         The second amendment liberalizes the warrant transfer restrictions contained in Section 7 of the Original Plan. Under the Original Plan, warrants could only be transferred by their holder in connection with the transfer of an equal number of shares of Florida BancGroup common stock. The Amended Plan will permit warrant holders to transfer their warrants independently of Florida BancGroup common stock.

         This amendment will provide Florida BancGroup stock and warrant holders with greater liquidity for their investment. In addition, this amendment may affect the amount of warrants that are ultimately exercised. That will likely depend on the market's opinion of the future price of Florida BancGroup common stock and the actual market price of such stock.

         The warrants permit the holders thereof to purchase one share of Florida BancGroup for $10.00. If the market believes that the price of Florida BancGroup common stock will remain above $10.00, a speculative market in the warrants could develop. If the market price of Florida BancGroup common stock does remain over $10.00 during the life of the warrants, it is likely that a significant number of warrants will be exercised due to the spread between the market price and the warrant price for the stock.

         If the market believes that the price of Florida BancGroup common stock will not consistently exceed $10.00, it is unlikely that any secondary market for the warrants will develop. If the market price of such stock does, in fact, stay below $10.00 during the life of the warrants, there will be no economic incentive for individuals to purchase or exercise warrants.

         With the exception of the two amendments described herein, the remaining terms of the Original Plan remain unchanged in the Amended Plan.

--------------------------------------------------------------------------------
       The Board of Directors Recommends that the Shareholders Vote "For"
             the Approval of the Amended and Restated Warrant Plan.
--------------------------------------------------------------------------------

              PROPOSAL III-- RATIFICATION OF THE APPOINTMENT OF THE
                 INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                                DECEMBER 31, 2001

         Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. as the independent auditor for Florida BancGroup and its subsidiaries for the fiscal year ending December 31, 2001. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to shareholder questions.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
             the Appointment of Hacker, Johnson & Smith, P.A. as the
        Independent Auditor for the Fiscal Year Ending December 31, 2001.
--------------------------------------------------------------------------------

                   PROPOSAL IV-- ADJOURNMENT OF ANNUAL MEETING


         The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I, II or III at the Annual Meeting. In order to permit proxies that have been timely received by Florida BancGroup to be voted for an adjournment, we are submitting this Proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "For"
                    the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in Florida BancGroup's proxy materials for the 2002 Annual Meeting, any shareholder's proposal to take action at that meeting must be received at our corporate office at 2202 North West Shore Boulevard, Suite 150, Tampa, Florida 33607, by no later than November 16, 2001. Any such proposal shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

                    NOTICE OF BUSINESS TO BE CONDUCTED AT AN
                   ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

         Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Florida BancGroup's Corporate Secretary not less than five days before the time originally fixed for such meeting.

                                  SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Florida BancGroup. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

                  OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
                               THE ANNUAL MEETING

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

                        AVAILABILITY OF OTHER INFORMATION

         Accompanying this Proxy Statement is Florida BancGroup's 2000 Form 10-KSB, which includes the Company's audited financial statements. Form 10-KSB also serves as the Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of Florida BancGroup's Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Marti J. Warren, Chief Financial Officer, Florida BancGroup, Inc., 2202 North West Shore Boulevard, Suite 150, Tampa, Florida 33607, telephone number (813) 281-0009.

         Florida BancGroup currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Florida BancGroup and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and informa- tion statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Florida BancGroup is available for review on this website. The address of the website is www.sec.gov.



Florida BancGroup, Inc.
Dated March 16, 2001

Audit Committee Purpose

         The  Committee  is  appointed  by the Board of  Directors to assist the
         Board  in  fulfilling   its  oversight   responsibilities.   The  Audit
         Committee's primary duties and responsibilities are to:

                  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, account and legal compliance.

                  Monitor the independence and performance of the Company's independent auditors and internal auditing function (including an outsource service provider).

                  Provide an avenue of communication among the independent auditors, management, the internal audit department (including an outsource service provider) and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee must obtain full Board approval prior to retaining, at the Company's expense, special legal, accounting, or other consultants or experts, it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the NASDAQ. Under SEC rules, the Audit Committee shall be comprised of a minimum of three (3) directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditor, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.


            Charter of the Audit Committee of the Board of Directors
                             Exhibit A - Page 1 of 3
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Audit Committee Responsibilities and Duties

         Review Procedures
         -----------------

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the charter published at least every three years in the Company's proxy statement.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

         3. In consultation with the management, the independent auditors, and any internal auditors, consider the integrity of the Company's reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and internal auditing department together with management's responses.

         4. Review with management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors
         --------------------

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee shall review and discuss with the independent auditors any significant relationship they have with the Company that could impair the auditors' independence.


            Charter of the Audit Committee of the Board of Directors
                             Exhibit A - Page 2 of 3
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance
----------------------------------------------

         11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department and/or outsource service provider, as needed.

         12. Review the appointment, performance, and replacement of the senior internal audit executive and/or outsource service provider.

         13. Review significant reports prepared by the internal audit department and/or outsource service provider together with management's response and follow-up to these reports.

         14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities
--------------------------------------

         15. Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         16. Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

         17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.


            Charter of the Audit Committee of the Board of Directors
                             Exhibit A - Page 3 of 3
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                              AMENDED AND RESTATED
                                  WARRANT PLAN
                                       OF
                        FLORIDA BUSINESS BANCGROUP, INC.
================================================================================

                                    ARTICLE I
                               PURPOSE OF THE PLAN

         The Board of Directors of Florida Business BancGroup, Inc. ("Company") has determined that it is in the best interests of the Company to issue Warrants to purchase the Company's Common Stock in connection with the Company's initial public offering of Common Stock. The Company proposes to issue up to 1,500,000 shares of Common Stock and Warrants to purchase Common Stock in Units. Each Unit will contain one share of Common Stock and one Warrant which will entitle the holder thereof to purchase additional Common Stock. Therefore the Board of Directors, in order to provide for the above, has adopted this Warrant Plan ("Plan") on the date set forth herein.


                                   ARTICLE II
                                SCOPE OF THE PLAN

    Section 1.    Definitions.   Unless the context clearly indicates otherwise,
                  the following terms have the meanings set forth below:

         a.  "Board" means the Board of Directors of the Company.

         b. "Call Date" means the date established by the Board upon which some or all of the Warrants must be exchanged for shares and if not so exchanged upon which such Warrants shall expire.

         c. "Common Stock" means the $0.01 par value common stock of the Company.

         d. "Expiration Date" shall be 5:00 p.m. Eastern Standard Time on February 7, 2004, or 5:00 p.m. on the Call Date, whichever comes sooner.

         e. "Plan" means this Amended and Restated Warrant Plan as adopted by the Board as set forth herein and as amended from time to time.

         f. "Warrant" means the right to purchase additional shares of Common Stock.

         g. "Warrant Certificate" means the evidence of ownership of Warrants, as executed and issued by the Company in substantially the form attached hereto as Exhibit A.

                        Amended and Restated Warrant Plan
                             Exhibit B - Page 1 of 5

         Section 2. Warrants. There is hereby authorized 1,500,000 Warrants, each of which shall be redeemable for one share of Common Stock of the Company. Warrants shall be included only in Units offered by the Company in its Initial Stock Offering. Any Warrants not issued in connection with the Initial Stock Offering shall automatically expire. Warrants may be redeemed by the Board at anytime after their one year anniversary.

         Section 3. Call Option. The Board may call some or all of the Warrants issued and outstanding anytime after the expiration of a 12-month period following the date such Warrants are issued. Warrants may be called on a pro-rata basis, or in their entirety, from all Warrant holders. If such action is taken by the Board, each Warrant holder shall be given written notice thereof and shall have 45 days from the date of such notice to present to the Company the Warrants so called, along with payment therefore as required in Section 10 herein. Warrants not presented for exchange during this period shall expire at 5:00 p.m. on the 45th day following the date of such notice.

         Section 4. Form of Warrants. The certificates evidencing the Warrants (the "Warrant Certificates") shall be substantially in the form set forth in Exhibit A attached hereto, and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with provisions of this Plan, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or to conform to usage. Each Warrant Certificate shall entitle the registered holder thereof, subject to the provisions of this Agreement and of such Warrant Certificate, to purchase one fully paid and non-assessable share of Common Stock for each Warrant evidenced by such Warrant Certificate, at $10.00 per share.

         Section 5. Issuance of Warrants. The Warrant Certificates when issued shall be dated and signed on behalf of the Company, manually or by facsimile signature, by its Chairman of the Board or President, and by its Secretary or an Assistant Secretary under its corporate seal, if any. The seal of the Company, if any, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrants.

         Section 6. Registration of Warrant Certificates; Registered Owners. The Company shall maintain or cause to be maintained books for registration of ownership and transfer of ownership of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates and the number of Warrants evidenced by each such Warrant Certificate. The Company may deem and treat the registered holder of a Warrant Certificate as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise of such Warrants and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         Section 7. Registration of Transfers and Exchanges. The Company shall transfer from time to time, any outstanding Warrants upon the books to be maintained by the Company for that purpose, upon surrender of the Warrant Certificate evidencing such Warrants, with the Form of Assignment duly filled in and executed and accompanied by a Common Stock Certificate evidencing an equal number of shares to be transferred, to the Company, at its office in Tampa, Florida at any time prior to the Expiration Date. Upon receipt of a Warrant Certificate, with the Form


                        Amended and Restated Warrant Plan
                             Exhibit B - Page 2 of 5
of Assignment duly completed and executed, the Company shall promptly deliver a Warrant Certificate or Certificates representing an equal aggregate full number of Warrants to the transferee; provided, however, in case the registered holder of any Warrant Certificate shall elect to transfer fewer than all of the Warrants evidenced by such Warrant Certificate, the Company in addition shall promptly deliver to such registered holder a new Warrant Certificate or Certificates for the full number of Warrants not so transferred.

         Subject to Section 9 hereof, any Warrant Certificate or Certificates may be exchanged at the option of the holder thereof for Warrant Certificates of different denominations (subject to a minimum denomination of 100 warrants), of like tenor and representing in the aggregate the same number of Warrants, upon surrender of such Warrant Certificate or Certificates, with the Form of Assignment duly completed and executed, on or prior to the Expiration Date.

         The Company shall not effect any transfer or exchange which will result in the issuance of a Warrant Certificate for a fraction of a Warrant.

         Section 8. Mutilated, Destroyed, Lost or Stolen Warrant Certificates. Upon receipt by the Company of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in the case of loss, theft or destruction, receipt by the Company of indemnity or security reasonably satisfactory to them, and reimbursement to them of all reasonable expenses incidental thereto, and, in the case of mutilation, upon surrender and cancellation of the Warrant Certificate, the Company shall deliver a new Warrant Certificate of like tenor representing in the aggregate the same number of Warrants.

         Section 9. Payment of Taxes. With respect to any Warrant, the Company will pay all documentary stamp taxes attributable to the initial issuance of shares of Common Stock upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant or any certificates for shares of Common Stock in a name other than that of the registered holder of the Warrant or Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant or certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax if any, or shall have established to the satisfaction of the Company that such tax if required, has been paid.

         Section 10. Exercise, Purchase Price and Duration of Warrants. Subject to the provisions of this Agreement, the holder of a Warrant shall have the right to purchase from the Company (and the Company shall issue and sell to that holder) one fully paid and non-assessable share of Common Stock for each Warrant at the initial exercise price of $10.00 per share (subject to adjustment as provided in Section 12 hereof), upon the surrender of the Warrant Certificate evidencing such Warrant Agent on any business day prior to 5:00 p.m. Eastern Standard Time on the Expiration Date, with the Form of Election to Exercise on the reverse thereof duly completed and executed, and payment of the Exercise Price in lawful money of the United States of America in cash or by cashiers' or certified check payable to the Company. The exercise price and the shares of Common Stock issuable upon exercise of a Warrant shall be subject to adjustment from time to time in the manner specified in Section 12 and, as initially established or as so adjusted, are referred to herein as the "Exercise Price" and the "Shares," respectively. The Warrants shall be so exercisable either

                        Amended and Restated Warrant Plan
                             Exhibit B - Page 3 of 5
as an entirety or from time to time in part at the election of the registered holder thereof except that the Company shall not be required to issue certificates in denominations of less than 100 shares. In the event that fewer than all Warrants evidenced by a Warrant Certificate are exercised at any time prior to 5:00 p.m. Eastern Standard Time on the Expiration Date a new Warrant Certificate will be issued for the Warrants not so exercised.

         No payments or adjustments shall be made for any cash dividends, whether paid or declared, on Shares issuable on the exercise of a Warrant.

         No fractional shares of Common Stock shall be issued upon exercise of a Warrant, but, in lieu thereof, there shall be paid to the registered holder of the Warrant Certificate evidencing such Warrant or other person designated on the Form of Election to Exercise as soon as practicable after date of surrender, an amount in cash equal to the fraction of the current market value of a share of Common Stock equal to the fraction of a share to which such Warrant related. For such purpose, the current market value of a share of Common Stock shall be the book value of the Common Stock as of the last day of the month immediately preceding the date of the Election to Exercise.

         Subject to Section 9 hereof, upon surrender of a Warrant Certificate, with the Form of Election to Exercise duly completed and executed, together with payment of the Exercise Price, the Company shall issue and deliver the full number of Shares issuable upon exercise of the Warrants tendered for exercise. Shares shall be deemed to have been issued, and any person so designated by the registered holder shall be deemed to have become the holder of record of a Share, as of the date of the surrender of the Warrant Certificate to which the Share relates and payment of the appropriate Exercise Price; provided, however, if the date of surrender of a Warrant Certificate shall occur within any period during which the transfer books for the Company's Common Stock are closed for any purpose, such person shall not be deemed to have become a holder of record of a Share until the opening of business on the day of reopening said transfer books, and certificates representing such Shares shall not be issuable until such day.

         Section 11. Reservation of Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of Warrants, through the close of business on the Expiration Date, the number of Shares deliverable upon the exercise of all outstanding Warrants.

         The Company covenants that all Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be fully paid and non-assessable.

         The shares allocated for such Warrants were included for Registration under the Securities Act of 1993, and Rule 415 adopted thereunder, in a registration of securities filed by the Company with the Securities and Exchange Commission on September 30, 1998.

         Section 12. Adjustment of Exercise Price and Number of Shares Purchasable. The Exercise Price and the number of Shares which may be purchased upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence, after the date hereof, if the Company shall (i) declare a dividend on the Common Stock payable in shares of common stock, (ii)


                       Amended and Restated Warrant Plan
                             Exhibit B - Page 4 of 5
subdivide the outstanding Common Stock into a greater number of shares or (iii) combine the outstanding Common Stock into a smaller number of shares, then the Exercise Price in effect on the record date for that dividend or on the effective date of that subdivision or combination, and/or the number and kind of shares of capital stock issuable on that date, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive solely the aggregate number and kind of shares of capital stock which, if the Warrant had been exercised immediately prior to that date, such holder would have owned upon exercise and been entitled to receive by virtue of that dividend, subdivision, or combination. The foregoing adjustments shall be made by the Company successively whenever any event listed above shall occur.

         Section 13. Notices to Warrant Holders. Upon any adjustment to the Exercise Price pursuant to Section 10 hereof, the Company within twenty calendar days thereafter shall cause to be given to the registered holders of outstanding Warrant Certificates at their respective addresses appearing on the Warrant Certificate register written notice of the adjustments by first-class mail, postage prepaid. Where appropriate, the notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.

         Section 14. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the consent or concurrence of or notice to any holders of Warrant Certificates or Warrants in order to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to correct any defective provision, clerical omission, mistake or manifest error herein contained, or to make any other provision with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of the Warrant Certificates; provided that such action shall not adversely affect the interests of the holders of the Warrant Certificates or Warrants. Other amendments to this Agreement may be approved by a vote of at least 66 percent of the Company's shares.

         Section 15. Governing Law. This Plan and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by, construed and enforced in accordance with the laws of said State.

         Section 16. Benefits of This Plan. Nothing in this Plan shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates or Warrants any legal or equitable right, remedy or claim under this Plan; this Plan shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant Certificates.

         Adopted by the Board of Directors of Florida Business BancGroup, Inc. on this ____ day of January, 2001.

                                                ATTEST:


                                                --------------------------------
                                                Gregory W. Bryant
                                                President


                       Amended and Restated Warrant Plan
                             Exhibit B - Page 5 of 5

---------------                 ---------------               ------------------
Certidicate No.                 SUBJECT TO CALL               Number of Warrants
---------------                 ---------------               ------------------

                       WARRANT CERTIFICATE FOR PURCHASE OF
                COMMON STOCK OF FLORIDA BUSINESS BANCGROUP, INC.
             (See Reverse side for Summary of Terms of Warrant Plan)


THIS CERTIFIES THAT, for value received,
                                         --------------------------------------,
or registered assigns, is the owner of the number of Warrants set forth above, each of which entitles the owner to purchase, subject to the terms and conditions hereof and of the Warrant Plan referred to herein, at any time after the date hereof and prior to the Expiration Date (as herein defined), one share of Common Stock, par value $0.01 per share ("Shares"), of
                                                          ---------------------,
a Florida corporation ("Company") at $10.00 per share ("Exercise Price"), payable in cash, or by cashiers check or other official bank check, payable to the Company. Warrants may be exercised by delivery and surrender of this Warrant Certificate, along with the form of Election to Exercise on the reverse hereof duly completed and executed together with payment of the Exercise Price at the office of the Company or its duly appointed agent.

This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject to all of the terms, provisions and conditions of that certain Amended and Restated Warrant Plan dated as of
                                                              -----------------,
2001 (hereinafter called the "Warrant Plan"), adopted by the Company, to all of which terms, provisions and conditions the registered holder of this Warrant Certificate consents by acceptance hereof. The Warrant Plan and the summary of its terms set forth on the reverse side of this Warrant Certificate are hereby incorporated into this Warrant Certificate by reference and made a part hereof. The Warrant Plan sets forth the terms and conditions under which the exercise price for a Warrant, the number of shares to be received upon exercise of a Warrant, or both, may be adjusted. Reference is hereby made to the Warrant Plan for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the holders of the Warrant Certificates or Warrants. In the event of any conflict between the provisions of this Warrant Certificate and the Warrant Plan, the provisions of the Warrant Plan shall control.

Copies of the Warrant Plan are available for inspection at the Company's Office, or may be obtained upon written request addressed to the Secretary, Florida Business BancGroup, Inc., 2202 North West Shore Boulevard, Suite 150, Tampa, Florida 33607. The Company shall not be required upon the exercise of the Warrants evidenced by this Warrant Certificate to issue fractions of Warrants or Shares, but shall make adjustments therefor in cash on the basis of the current market value of any fractional interest as provided in the Warrant Plan.

The Warrants  evidenced by this  Warrant  Certificate  shall expire at 5:00 p.m.
Eastern  Standard  time on                   or sooner if called by The Board of
                           ----------------
Directors pursuant to the Warrant Plan. The day and time of expiration is referred to herein as the "Expiration Date".

IN WITNESS WHEREOF,                               has caused this certificate to
                    -----------------------------
be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:                           SEAL

---------------------------------    -------------------------------------------
                        President                            Secretary/Treasurer

                              Warrant Certificate
                 Exhibit A to Amended and Restated Warrant Plan

Summary of Terms of Warrant Plan

The Warrant Plan provides that, upon the occurrence of certain events, the initial exercise price set forth on the face of this Warrant Certificate may, subject to specified conditions, be adjusted (such exercise price, as initially established or as adjusted from time to time, is referred to herein as the "Exercise Price"). If the Exercise Price is adjusted, the Warrant Plan provides that the number of shares which can be purchased upon the exercise of each Warrant represented by this Warrant Certificate and the type of securities or other property subject to purchase upon the exercise of each Warrant represented by this Warrant Certificate are subject to modification or adjustment.

The Warrants  evidenced by this Warrant  Certificate  shall be exercisable until
5:00 p.m. Local Time on                                      or sooner if called
                        ------------------------------------
in accordance with the Warrant Plan.

In the event that upon any exercise the number of Warrants exercised shall be fewer than the total number of Warrants represented hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the Warrants not so exercised.

No payment or adjustment will be made for any cash dividends, whether paid or declared, on any shares issuable upon exercise of a Warrant. The Company shall not be required to issue fractions of shares or any certificates which evidence fractional shares. In lieu of a fractional share, if any, there shall be paid to the registered holder of a Warrant with regard to which the fractional share would be issuable, an amount in cash equal to the same fraction of the current market value (as determined pursuant to the Warrant Plan) of a share.

The Company may deem and treat the registered holder of this Warrant Certificate as the absolute owner hereof and of the Warrants represented by this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purposes of any exercise of such Warrants and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Prior to the exercise of the Warrants represented hereby, the registered holder of this Warrant Certificate, shall not be entitled to vote on or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, and nothing contained in the Warrant Plan or herein shall be construed to confer upon the holder of this Warrant Certificate, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings or other actions affecting stockholders or to receive dividends or subscription rights or otherwise.

Warrants are callable any time after the expiration of a 12-month period following the date of issuance, either on a pro rata basis or in their entirety.

Upon surrender of this Warrant Certificate with the form of Assignment below duly completed and executed, a new Warrant Certificate or Certificates representing the Warrants represented by this Warrant Certificate will be issued to the transferee; provided, however, that if the registered holder of this Warrant Certificate elects to transfer fewer than all Warrants represented by this Warrant Certificate, a new Warrant Certificate for the Warrants not so transferred will be issued to such registered holder. This Warrant Certificate, together with other Warrant Certificates, may be exchanged by the registered holder for another Warrant Certificate or Certificates of different denominations, of like tenor and representing in the aggregate Warrants equal in number to the same full number of Warrants represented by this Warrant Certificate and any other Warrant Certificate so exchanged.

                              [Form of Assignment]

For value received      hereby  sells,  assigns and  transfers  unto       this
                   ----                                              -----
Warrant Certificate and all right, title and interest therein, and to the Warrants represented thereby, and does hereby irrevocably constitute and appoint attorney,  to  transfer  said  Warrant
-----------------------------------------
represented by Warrant  Certificate number                 of                 on
                                           ---------------    ---------------
the books of The Company with full power of substitution in the premises.

Dated:
       ------------,-----------.

NOTE: The above signature must correspond with the name written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature  Guaranteed:
                       ----------------------------

                         [Form Of Election To Exercise]

The undersigned hereby irrevocably elects to exercise      Warrants evidenced by
                                                      ----
this Warrant Certificate, to purchase        full shares  of the Common Stock of
                                      ------
the  Company  ("Shares")  and  herewith  tenders  payment for such Shares in the
amount of $         in accordance with the terms hereof.  The undersigned hereby
           --------
acknowledges receipt of a Prospectus, including amendments and supplements thereto relating to the Offering of the Common Stock to be acquired in connection with this transaction. The undersigned requests that a certificate representing such shares be registered in the name of and that the  Certificate  be
-------------------------------------------------
delivered to                                                               whose
             ------------------------------------------------------------,
address is                                                                    If
           ----------------------------------------------------------------.
said Shares are fewer than all the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate evidencing the right to purchase the balance of the Shares be registered in the name of
                                                   ----------------------------,
whose address is                                                             and
                 ----------------------------------------------------------
delivered to                                                               whose
             -----------------------------------------------------------,
address is .

Dated:
       -------, --------.

Social Security Number:
                        ----------------------------
Name of Registered holder of Warrant (Please Print):
                                                     ---------------------------
Address (Please Print):
                        --------------------------------------------------------
Signature:
           -----------------------------------------

NOTE: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever. If the holder hereof is hereby electing to exercise fewer than all Warrants represented by this Warrant Certificate and is requesting that a new Warrant Certificate evidencing the Warrants not exercised be registered in a name other than that in which this Warrant Certificate is registered, the signature of the holder of this Warrant Certificate must be guaranteed.

Signature Guaranteed:
                      ------------------------------

                                 REVOCABLE PROXY
                        FLORIDA BUSINESS BANCGROUP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints A. Bronson Thayer and Lawrence A. Dimmitt, and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Florida Business BancGroup, Inc. ("Florida BancGroup") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the World Trade Center, Tampa Port Authority, 1101 Channelside Drive, Tampa, Florida 33602 on April 17, 2001 at 4:00 p.m. Eastern Time, and at any and all adjournments thereof.

The undersigned shareholder of Florida BancGroup may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation to Florida BancGroup, delivering a duly executed Proxy bearing a later date to Florida BancGroup, or by attending the Annual Meeting and voting in person.

                  THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

                                                                     .......................    .......................

PROPOSAL I: The Election of four Class I directors  and one                   CLASS I                   CLASS III
Class III  director.  Note:  To withhold  authority to vote             -----------------          -----------------
for any  individual  nominee,  strike a line  through  that               Johnny R. Adcock          Gregory W. Bryant
nominee's name.                                                             Jeff Huenink
                                                                             Eiji Sadato
                                                                         A. Bronson Thayer

                                                                                    WITHHOLD                   WITHHOLD
                                                                       FOR         AUTHORITY        FOR       AUTHORITY
                                                                      -----        ---------       -----      ---------
                                                                       ( )            ( )           ( )          ( )
                                                                     .......................    .......................

PROPOSAL II:  Approval of the Amended and Restated  Warrant            FOR                AGAINST             ABSTAIN
Plan for Florida BancGroup.                                           -----              --------             -------
                                                                       ( )                  ( )                 ( )


PROPOSAL III:  Ratification  of the  appointment of Hacker,            FOR                AGAINST             ABSTAIN
Johnson & Smith,  P.A.,  as the  independent  auditors  for           -----              --------             -------
Florida BancGroup and its wholly-owned subsidiary,  for the            ( )                  ( )                 ( )
fiscal year ending December 31, 2001.

IN ITS DISCRETION, THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournment thereof, unless indicated otherwise by marking this box o.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on this Proxy Card. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from Florida BancGroup, prior to the execution of the Proxy, a Notice of the Annual Meeting, a Proxy Statement dated March 16, 2001, and the 2000 Annual Report on Form 10-KSB.

                            Signature:
       STICKER                         -----------------------------------------

                            Signature if held jointly:
                                                       -------------------------

                            Date:
                                  ----------------------------------------------

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       Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.
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